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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 12, 2005

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                        COMMUNITY SHORES BANK CORPORATION
             (Exact name of registrant as specified in its charter)

          MICHIGAN                     000-51166                38-3423227
(State or other jurisdiction       (Commission File            (IRS Employer
     of incorporation)                  Number)           Identification Number)

1030 W. NORTON AVENUE, MUSKEGON, MICHIGAN                          49441
 (Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code                  231-780-1800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 12, 2005, Community Shores Bank Corporation (the "Company") renewed its revolving loan agreement with LaSalle Bank National Association ("LaSalle"), which effectively extended the maturity date from August 1, 2005 to August 1, 2006. The Company may borrow up to $5.0 million under the agreement. The borrowings may be prepaid in whole or in part at any time. The outstanding principal bears interest at a rate of 75 basis points below LaSalle Bank National Association's prime lending rate, which is currently 7.25%. Interest is payable quarterly, in arrears, on the first day of each February, May, August and November. The current balance of the loan is $0.

     Effective with this renewal, LaSalle released the Company's prior pledge of 100% of the issued and outstanding capital stock of the Community Shores Bank (the "Bank"), the Company's wholly-owned subsidiary, and instituted a negative pledge in relation to the Bank's capital stock. The negative pledge covenant prohibits any pledge, encumbrance, security interest, assignment, lien or charge related to the Bank's capital stock. The Replacement Revolving Note, and the First Amendment to the Revolving Loan Agreement and Cancellation of Pledge Agreement are included as exhibits to this report.


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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

Exhibit Number                             Description
--------------                             -----------
     10.1        Replacement Revolving Loan Agreement between Community Shores
                 Bank Corporation and LaSalle Bank National Association dated
                 August 1, 2005.

     10.2        First Amendment to Revolving Loan Agreement and Cancellation of
                 Pledge Agreement between Community Shores Bank Corporation and
                 LaSalle Bank National Association dated August 1, 2005.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMMUNITY SHORES BANK CORPORATION


                                       By: /s/ TRACEY A. WELSH
                                           -------------------------------------
                                           Tracey A. Welsh
                                           Senior Vice President,
                                           Chief Financial Officer and Treasurer

Date: December 16, 2005


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

                                  EXHIBIT INDEX

Exhibit Number                             Description
--------------                             -----------
     10.1        Replacement Revolving Loan Agreement between Community Shores
                 Bank Corporation and LaSalle Bank National Association dated
                 August 1, 2005.

     10.2        First Amendment to Revolving Loan Agreement and Cancellation of
                 Pledge Agreement between Community Shores Bank Corporation and
                 LaSalle Bank National Association dated August 1, 2005.


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